Exhibit 99.1

For More Information:

www.bea.com/investors

BEA Reports Third Quarter Results;

Achieves Net Income of $56 Million, 59% Year-over-Year Growth

AquaLogic Delivers 27% of License Revenue,

31% Year-over-Year Growth, As SOA Adoption Expands

SAN JOSE, Calif.— Nov. 15, 2007— BEA Systems, Inc., a world leader in enterprise infrastructure software, today announced financial results for the fiscal third quarter ended October 31, 2007. BEA reported third quarter total revenues of $384.4 million, up 11% from last year’s third quarter. BEA reported third quarter license fees of $134.8 million, down 1% from a year ago, and services revenue of $249.6 million, up 18% from a year ago. BEA reported third quarter cash flow from operating activities of $87.5 million, up 62% from a year ago. BEA reported a balance of cash, cash equivalents, short-term investments and restricted cash of $1.2 billion. BEA also reported deferred revenues of $388.6 million, up 15% from a year ago.

For the third quarter, on a generally accepted accounting principles (“GAAP”) basis, BEA reported operating profit of $64.3 million, up 70% from $37.7 million a year ago. BEA reported GAAP third quarter operating margin of 16.7%, compared to 10.8% a year ago. BEA reported GAAP third quarter net income of $56.0 million, up 59% from $35.1 million a year ago, and GAAP diluted net income per share of $0.13 compared to $0.08 a year ago.

BEA reported third quarter non-GAAP operating income of $96.2 million, up 33% from $72.5 million a year ago. BEA reported third quarter non-GAAP operating margin of 25.0% compared to 20.9% a year ago. BEA reported third quarter non-GAAP net income of $78.9 million, up 33% from $59.5 million a year ago, and non-GAAP diluted net income per share of $0.19, compared to $0.14 a year ago. Non-GAAP results exclude the after-tax effects of certain acquisition-related expenses, employee stock option expenses, net gains or losses on investments in equity securities, net gains on repurchases of debt, restructuring charges, restatement-related charges, and other charges and credits that are expected to be non-recurring. A reconciliation of non-GAAP adjustments to our GAAP financial measures is presented on page seven of this release. For full details on BEA’s reported results, see the financial tables accompanying this release.

“Our third quarter results demonstrate continuation of the business momentum we built in the second quarter. In spite of significant distractions during the quarter, the team did an outstanding job executing to our revenue plan and generating a strong pipeline of business

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BEA Systems Reports Third Quarter Results

November 15, 2007

opportunities as we head into our seasonally strong fourth quarter,” said Alfred Chuang, BEA’s founder, chairman and chief executive officer. “With today’s SEC filings and earnings report, you are now able to see the very significant profitability improvements we have made over the last several quarters. I want to highlight the impact that these profitability improvements have had on our financial results. At the mid-point of our fourth quarter guidance, our fiscal 2008 non-GAAP earnings per share would be $0.70, or 23% above the current First Call mean analyst estimates, which would also represent 43% year-over-year growth. More interestingly, we will have achieved a non-GAAP EPS level this fiscal year that exceeds the current First Call mean estimates for next fiscal year. These results demonstrate not only significant progress in our operating profitability, we also believe they will materially impact how investors value BEA.”

“Once again, our performance in the quarter was led by our AquaLogic products, which represented 27% of license revenue. AquaLogic User Interaction had its strongest quarter ever, and AquaLogic Enterprise Registry and Repository, which will be important products for the emerging hot areas of SOA management and governance, sustained the momentum that began in Q2. These results continue to validate our product-driven growth strategy,” Chuang said. “Led by China and Japan, license revenue in the Asia/Pacific region grew by 24%, demonstrating how well we are executing in this exciting growth territory.”

“BEA innovations deliver solutions for our customers’ most demanding needs,” Chuang said. “Our growth strategy of delivering new products to meet those needs has been validated by the performance of a growing number of AquaLogic product categories. In addition, WebLogic Communication Platform delivered its strongest quarter ever. In its first quarter, we seeded WebLogic Server Virtualization Edition in key accounts and demonstrated referenceable results. These products, along with Project Genesis for the next generation of dynamic business applications, provide BEA with exciting growth opportunities to build shareholder value.”

Guidance

Based on current business conditions, BEA currently expects fourth quarter total revenue to be in the range of $420 to $434 million.

Annual Meeting

BEA announced that it has scheduled its annual meeting of shareholders to be held on February 14, 2008. The record date for shareholders entitled to vote at the annual meeting is December 17, 2007. In connection with setting the meeting date, BEA has extended the deadline for shareholders to propose director nominees at this meeting from November 26, 2007 until January 1, 2008.

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BEA Systems Reports Third Quarter Results

November 15, 2007

BEA Delivers Business Results for Key Customers and Expands Partnerships

Key customer, partner and end-user agreements signed during the quarter included Abbott Laboratories, Airbus France, Amgen, Atreus Systems, AT&T, Barclay Card US, Beijing DongCheng District Info Center, British American Tobacco, BT, China Mobile Communication Corporation, Comcast, eBay, Edmunds, Electric Power Agriculture Shanxi, Enterprise Rent-A-Car, Eurocontrol, Fortis, Global Village Telecom, GuangDong Development Bank, Hallmark Card, Hafslund, Instituto Mexicano del Seguro Social, Italtel, Intermountain Health Care, Johnson and Johnson, KLM Royal Dutch Airlines, Mexico Sistema de Administracion Tributaria, Northern Trust Bank, Pearson Educational Management, Petrobras, Police Service Northern Ireland, Polska Telefonia Cyfrowa, Sage, Santander Consumer Bank, Sempra Energy, Smart and Final, Specialist Computer Centres, ST Microelectronics, State of Utah Department of Public Safety, SunLife, Swiss International Air Lines, TD Ameritrade, Telefonica Moviles Espana, Tetra Pak, TIM Celular, USAA, US Air Force, US Army, US FDA, Vivo, Warner Music Group, WebEx Communications and Zurich American Insurance.

New, renewed or expanded relationships were entered into with VARs, hardware OEMs, systems integrators, ASPs and ISVs, including ArisGlobal, Atreus Systems, Callidus Software, Compliance11, DMLT, Financial Sciences, HealthEdge, i2, InnoPath, Management Dynamics, Nomis Solutions, PDX, Puridiom, Saber Corporation, Siricon, Solstice Software, Thinkorswim, Ventyx, Verisign, VMware and Zycus.

About BEA Systems, Inc.

BEA Systems, Inc. (Nasdaq: BEAS) is a world leader in enterprise infrastructure software. Information about how BEA helps customers build a Liquid Enterprise™ that transforms their business can be found at bea.com.

Investors will have the opportunity to listen to the conference call over the Internet on the investor information page of the BEA Website. The broadcast will be available live, followed by a replay available for 360 days thereafter. Investors will also have the opportunity to access a telephone replay of the call through December 16, 2007 by calling (706) 645-9291, access code 20285047.

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BEA Systems Reports Third Quarter Results

November 15, 2007

# # #

Copyright 1995-2007, BEA Systems, Inc. All rights reserved. BEA, BEA AquaLogic, BEA eLink, BEA WebLogic, BEA WebLogic Portal, BEA WebLogic Server, Connectera, Compoze Software, Jolt, JoltBeans, JRockit, SteelThread, Think Liquid, Top End, Tuxedo, and WebLogic are registered trademarks of BEA Systems, Inc. BEA Blended Application Development, BEA Blended Development Model, BEA Blended Strategy, BEA Builder, BEA Guardian, BEA Manager, BEA MessageQ, BEA microService Architecture, BEA SOA 360°, BEA Workshop, BEA WorkSpace 360°, Signature Editor, Signature Engine, Signature Patterns, Support Patterns, Arch2Arch, Arch2Arch Advisor, Dev2Dev, Dev2Dev Dispatch, Exec2Exec, Exec2Exec Voice, IT2IT, IT2IT Insight, Business LiquidITy, and Liquid Thinker are trademarks of BEA Systems, Inc. BEA Mission Critical Support, BEA Mission Critical Support Continuum, BEA SOA Self Assessment, and Fluid Framework are service marks of BEA Systems, Inc. All other company and product names may be the subject of intellectual property rights reserved by third parties. All other trademarks are the property of their respective companies.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our historical fourth quarter financial performance; how our financial results may impact how investors value BEA; the success of our products in the emerging SOA management and governance areas; how BEA may provide investors with opportunities to build shareholder value; and our projected future growth and financial performance for our fourth quarter, fiscal 2008 and beyond. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated by the forward-looking statements. Such risks and uncertainties include, but are not limited to, that BEA may not achieve its internal projections; that management and the Board of Directors may be distracted by acquisition rumors or proposals, certain shareholders’ calls to auction us, or a proxy contest; quarterly fluctuations in customer spending due to economic, geopolitical, competitive and other factors; dependence on the growth of the markets for BEA’s products, especially the markets for SOA, service infrastructure, VOIP and telecommunications software, and overseas markets such as China; changes in the standards or technologies used in the SOA, telecommunications and portal markets that could render our products less competitive; declines in spending by the telecommunications industry as a result of consolidation or adverse economic conditions; our dependence on large transactions, particularly those consummated at the end of our quarters; dependence on new product introductions and enhancements; the introduction by competitors of new products and pricing strategies; market acceptance of BEA’s enhanced product portfolio; BEA’s ability to integrate new technology and personnel as a result of acquisitions; the length of BEA’s sales cycle; the acceptance of BEA’s products by channel partners; the success of BEA’s channel partners; rapid technological change; potential software defects (particularly with regard to newly introduced and planned products); BEA’s ability to retain and hire key personnel; misinterpretations resulting from the provision of non-GAAP financial information; and other risks indicated in our filings with the SEC. For more details, please refer to our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended January 31, 2007, our Quarterly Report on Form 10-Q for the quarter ended July 31, 2007, as well as similar disclosures in subsequent SEC filings. The forward-looking statements and risks stated in this press release are based on information available to BEA today. BEA assumes no obligation to update them.

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BEA Systems Reports Third Quarter Results

November 15, 2007

Contact Information:

Investor Contact:

Kevin Faulkner

BEA Systems, Inc.

+1-408-570-8293

kevin.faulkner@bea.com

Media Contact:

Andrew Cole/Paul Kranhold

Sard Verbinnen & Co

+1-415-618-8750

Industry Analyst Contact:

Kevin Hayden

BEA Systems, Inc.

+1-408-570-8017

kevin.hayden@bea.com

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BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except for per share data)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2007	2006	2007	2006
Revenues:
License fees	$134,782	$136,365	$372,549	$404,735
Services	249,646	211,307	722,339	605,788

Total revenues	384,428	347,672	1,094,888	1,010,523

Cost of revenues:
Cost of license fees	14,045	15,501	47,972	46,770
Cost of services	75,021	67,807	219,451	198,702

Total cost of revenues	89,066	83,308	267,423	245,472

Gross profit	295,362	264,364	827,465	765,051

Operating expenses:
Sales and marketing	133,627	130,368	390,621	378,445
Research and development	57,070	58,710	177,186	169,568
General and administrative	40,379	35,881	114,546	98,004
Acquisition-related in-process research and development	—	1,700	—	4,400
Restructuring charges	—	—	1,605	—
Impairment of Land	—	—	—	—
Total operating expenses	231,076	226,659	683,958	650,417

Income from operations	64,286	37,705	143,507	114,634
Interest and other, net	13,670	9,544	41,580	33,802

Income before provision for income taxes	77,956	47,249	185,087	148,436
Provision for income taxes	21,985	12,128	52,626	44,205

Net income	$55,971	$35,121	$132,461	$104,231

Net income per share:
Basic	$0.14	$0.09	$0.33	$0.27

Diluted	$0.13	$0.08	$0.32	$0.25

Shares used in computing net income per share:
Basic	398,300	397,790	398,310	393,000

Diluted	415,600	415,470	414,130	409,010

BEA SYSTEMS, INC.

RECONCILIATION OF GAAP TO NON-GAAP OPERATING MEASURES

INCOME FROM OPERATIONS, NET INCOME AND DILUTED NET INCOME PER SHARE

(In thousands, except for per share data)

(unaudited)

The following tables reconcile the Company's income from operations, net income and diluted net income per share as presented in its unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with non-GAAP income from operations, non-GAAP net income and non-GAAP net income per share. The Company's non-GAAP income from operations excludes acquisition-related intangible asset amortization, acquisition-related deferred compensation expense, acquisition-related in-process research and development expenses, FAS123R expense, stock option review expenses, separation costs, strategic advisor expenses, 409A expenses and restatement adjustments.

The Company’s non-GAAP net income and non-GAAP diluted net income per share consists of non-GAAP income from operations and excludes net gains on minority interests in equity investments and net gains on retirement of convertible subordinated notes. In addition, the Company's non-GAAP net income and non-GAAP diluted net income per share are adjusted for the tax effect related to those items that have been excluded from the non-GAAP results.

	For the Three Months Ended		For the Nine Months Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
GAAP Income from operations	$64,286	$37,705	$143,507	$114,634
Adjustments:
Acquisition-related intangible asset amortization	6,148	9,598	26,251	28,200
Acquisition— related deferred compensation expense	1,032	3,311	5,008	8,220
Acquisition-related in-process research and development	—	1,700	—	4,400
Restructuring charges	—	—	1,605	—
FAS123R expense	7,805	14,090	27,829	42,421
Stock option review expenses	6,096	2,048	13,577	2,048
Separation costs	6,985	—	6,985	—
Strategic advisor expenses	1,431	—	1,431	—
409A expense	186	—	4,508	—
Restatement adjustment	2,263	4,090	1,911	927

Non-GAAP Income from operations	$96,232	$72,542	$232,612	$200,850

	For the Three Months Ended		For the Nine Months Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
GAAP Net Income	$55,971	$35,121	$132,461	$104,231
Adjustments:
Acquisition-related intangible asset amortization	6,148	9,598	26,251	28,200
Acquisition— related deferred compensation expense	1,032	3,311	5,008	8,220
Acquisition-related in-process research and development	—	1,700	—	4,400
Restructuring charges	—	—	1,605	—
FAS123R stock compensation expense	7,805	14,090	27,829	42,421
Net gains on minority interest in equity investments	—	—	(1,132)	(10,972)
Net gains on retirement of convertible subordinated notes	—	—	—	(818)
Stock option review expenses	6,096	2,048	13,577	2,048
Separation costs	6,985	—	6,985	—
Strategic advisor expenses	1,431	—	1,431	—
409A expense	186	—	4,508	—
Restatement adjustment	2,263	4,090	1,911	927
Income tax adjustments	(9,023)	(10,473)	(25,066)	(22,553)

Non-GAAP Net Income	$78,894	$59,485	$195,368	$156,104

Non-GAAP diluted net income per share	$0.19	$0.14	$0.47	$0.38
Diluted shares outstanding	415,600	415,470	414,130	409,010

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BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	October 31, 2007	January 31, 2007
	(unaudited)	(*)
ASSETS
Current assets:
Cash and cash equivalents	826,602	$867,294
Restricted cash	1,035	1,413
Short-term investments	416,619	313,941
Accounts receivable, net	297,013	394,799
Deferred tax assets	98,122	56,767
Prepaid expenses and other current assets	55,956	46,126

Total current assets	1,695,347	1,680,340
Property and equipment, net	189,397	144,471
Acquired intangible assets, net	274,980	301,957
Long-term investments	26,374	93,528
Long-term restricted cash	2,399	2,372
Long-term deferred tax assets	111,477	166,027
Other long-term assets	9,931	10,147

	2,309,905	$2,398,842

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	229,144	354,858
Deferred revenues	388,589	449,282
Current portion of convertible subordinated notes	—	—
Current portion of notes payable and other obligations	657	1,302

Total current liabilities	618,390	805,442
Notes payable and other long-term obligations	155,772	228,790
Long-term portion of convertible subordinated notes	—	—

Stockholders’ equity:
Common stock and additional paid-in capital	1,936,891	1,903,113
Retained earnings	50,179	(72,416)
Deferred compensation	—	—
Treasury stock	(478,249)	(478,249)
Accumulated other comprehensive income	26,922	12,162

Total stockholders’ equity	1,535,743	1,364,610

	2,309,905	$2,398,842

(*)	Derived from audited consolidated financial statements.